CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2021
CONVERTIBLE DEBT.
CONVERTIBLE DEBT

13. CONVERTIBLE DEBT

On March 3, 2020, the Company issued and sold $1,250.0 (RUB 82,909 at the exchange rate as of the issue date) in aggregate principal amount of 0.75% convertible notes due March 3, 2025 (the “Notes”) at par. The convertible notes constitute senior unsecured obligations of the Company. Interest at an annual rate of 0.75% is payable semi-annually on March 3 and September 3 of each year, beginning on September 3, 2020. The Notes are convertible into cash, Class A shares of the Company or a combination of cash and Class A shares, at the Company's election, under circumstances described below, based on an initial conversion price of $60.0751 per Class A share (which represents a conversion rate of approximately 16.65 Class A shares per $1,000 principal amount of Notes, the bond’s nominal is $0.2 or 3,329 shares per bond), subject to adjustment on the occurrence of a fundamental change event as defined in the terms and conditions of the Notes and on the occurrence of certain other events. The Notes are convertible, at the option of the holder, prior to September 3, 2024, if (i) the arithmetic mean of the parity value (as defined in the terms and conditions of the Notes) on each trading day in any period of 20 consecutive trading days in a period of 30 consecutive trading days ending on (and including) the dealing day immediately preceding the final dealing day of any quarter is greater than $0.26; (ii) if certain parity events as defined in the terms and conditions of the Notes occur; (iii) if a delisting event occurs in respect of the Class A shares; or (iv) upon the occurrence of specified corporate events. On or after September 3, 2024, the Notes can be converted at the option of the holder regardless of the foregoing circumstances at any time until the close of business on the 10th business day immediately preceding the maturity date of the Notes. The noteholder could accelerate the maturity date upon the event of default, a fundamental change event or a delisting event including a suspension of trading of our Class A shares on NASDAQ of five trading days. The Company will not have the right to redeem the Notes prior to maturity, except (i) on or after March 18, 2023, if on each of 20 dealing days (whether or not consecutive) in any period of 30 consecutive dealing days the volume weighted average price on the NASDAQ Global Select Market of a Class A share exceeds 130% of the conversion price; (ii) if 85% or more in principal amount of the Notes originally issued shall have been previously converted and/or repurchased and cancelled; or (iii) in connection with certain changes in tax laws. As of December 31, 2021, none of the conditions allowing the conversion of the Notes had been met.

The net proceeds to the Company from the sale of the Notes were RUB 82,050 ($1,237.0 at the exchange rate as of the issue date). Debt issuance costs were approximately RUB 869 ($13.1 at the exchange rate as of the issue date), of which RUB 93 ($1.4 at the exchange rate as of the issue date) was allocated to additional paid-in capital and RUB 776 ($11.7 at the exchange rate as of the issue date) was allocated to deferred issuance costs and will be amortized as interest expense over the term of the Notes.

The Company separately accounts for the liability and equity components of the Notes. The carrying value of the liability component of RUB 74,055 ($1,116.5 at the exchange rate as of the issue date) as of the date of issuance was recognized at the present value of its cash flows using a discount rate of 3.059%, the Company's estimated borrowing rate at the date of the issuance for a similar debt instrument without the conversion feature. Debt discount is amortized using the effective interest method over the period from the origination date through the stated maturity date. The value of the equity component of RUB 8,854 ($133.5 at the exchange rate as of the issue date) as of the date of issuance was calculated by deducting the fair value of the liability component from the initial proceeds ascribed to the convertible debt instrument as a whole and was recorded as a debt discount. The tax effect of the value of the equity component is RUB 1,971 ($29.7 at the exchange rate as of the issue date). The carrying value of the equity component remains unchanged from the date of issuance.

The carrying value of the Notes as of December 31, 2021 and 2020 consisted of the following:

	2020	2021
	RUB	RUB	$
0.75% Convertible Senior Notes due March 2025	92,344	92,866	1,250.0
Unamortized debt discount	(8,343)	(6,477)	(87.2)
Unamortized debt issuance cost	(724)	(554)	(7.4)
Total convertible debt	83,277	85,835	1,155.4

The remaining unamortized debt discount of RUB 6,477 ($87.2) as of December 31, 2021 will be amortized over the remaining life of the Notes, which is approximately 3.3 years.

The Company recognized RUB 1,668 and RUB 2,213 ($29.8) as interest expenses related to the amortization of the debt discount and issuance expenses and RUB 572 and RUB 691 ($9.3) as interest expenses related to the contractual interest coupon for the years ended December 31, 2020 and 2021. The effective interest rates on the liability component were 3.2% for 2020 and 3.4% for 2021.

Recent Developments

Under the terms of Notes, in the event of a suspension of trading of the Company’s Class A shares on NASDAQ of five trading days or more, the holders of the Notes have the right to require the Company to redeem their notes at par in the full amount of $1,250 (RUB 92,866 at the exchange rate as of December 31, 2021) plus accrued interest. On February 28, 2022, NASDAQ imposed a suspension of trading in securities of a number of companies with material operations in Russia, including the Company’s Class A shares, which remained in place at the end of March 4, 2022. Therefore, the conditions for the holders of the Notes to be able to require redemption of their Notes have been satisfied. The holders may exercise their redemption right until May 8, 2022; the Company would have an obligation to pay any such amounts within 14 business days thereafter. The Company does not have the funds available to redeem the Notes in full. These conditions raise substantial doubt about the Company's ability to continue as a going concern and the ability to meet its obligations as they become due within one year after these consolidated financial statements are issued.

The Company is currently engaged in active discussions with an ad hoc committee of holders of the Notes with a view to agreeing to the mutual acceptable restructuring of these obligations. Any amendment to the terms of the Notes requires the consent of holders of at least 75% of the principal amount of the Notes. Management believes that the Company will be able to reach agreement with the holders of the requisite majority of the Notes with respect to such restructuring. If such agreed arrangement requires a cash payment, the Company believes its principal Russian operating subsidiary will be able to refinance such obligations and receive the requisite approvals from the applicable authorities to distribute and to convert funds, to satisfy the Company’s obligations.

The consolidated financial statements were prepared assuming that the Company will continue as a going concern based on management's intention to reach an acceptable resolution with the holders of the Notes. Therefore, the accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.